EXHIBIT 10.11


                              CONSULTING AGREEMENT


THIS AGREEMENT made with effect from the 24th day of August, 1999 (the "Effective Date")

BETWEEN:    Able Auctions (1991) Ltd., of
            1963 Lougheed Highway, Coquitlam, British Columbia, V3K 3T8;

            (the "Company")

AND:        Dexton Technologies Corporation, of
            3112 Boundary Road, Burnaby, British Columbia, V5M 4A2;

            (the "Consultant")

WHEREAS:

A. The Consultant was formerly the sole shareholder of the Company, and is now a shareholder of the sole corporate shareholder of the Company;

B. The Consultant has experience in the auction business and in electronic commerce and has expressed a desire to continue to be involved in the affairs of the Company;

C. The Company wishes to utilize the Consultant's experience to facilitate the Company's business; and

D. The Company has agreed to retain the services of the Consultant to provide the consulting services described in Schedule "A" attached hereto (the "Services") and the Consultant has agreed to provide the Services to the Company, in accordance with the terms and conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree (the "Agreement") as follows:

                       1. DEFINITIONS AND INTERPRETATION

1.01      Definitions

In this Agreement, including the recitals and the schedule, the following words and expressions have the following meanings unless the context otherwise requires:

     (a) "Confidential Information" means all information or data which may, before or after the date of this Agreement, be delivered or made available to the Consultant by the Company or by any affiliate of the Company, all information or data regarding programs, products, services, costs, equipment, operations, suppliers, employees, contractors, distribution, marketing or customers relating to the



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          products, all technical information,  procedures, processes, diagrams, specifications, improvements, formulations, plans and data relating to the business of the Company or any affiliate of the Company.

     (b) "Services" means all services which the Consultant may provide from time to time for the Company, including, without limitation, those provided in Schedule "A" hereto.

1.02      Entire Agreement

This Agreement and any documents and agreements to be delivered pursuant to this Agreement supersede all previous invitations, proposals, letters, correspondence, negotiations, promises, agreements, covenants, conditions, representations and warranties with respect to the subject matter of this Agreement. There is no representation, warranty, collateral term or condition or collateral agreement affecting this Agreement, other than as expressed in writing in this Agreement. No trade terms or trade usages are to be incorporated by reference implicitly or otherwise into this Agreement, unless expressly referred to in this Agreement.

1.03      Amendments

No change or modification of this Agreement will be valid unless it is in writing and signed by each party to this Agreement.

1.04      Invalidity of Particular Provision

It is intended that all of the provisions of this Agreement will be fully binding and effective between the parties. If any particular provision or provisions or a part of one or more is found to be void, voidable or unenforceable for any reason whatsoever, then the particular provision or provisions or part of the provision will be deemed severed from the remainder of this Agreement. The other provisions of this Agreement will not be affected by the severance and will remain in full force and effect.

1.05      Governing Law

This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable in such Province.

                          2. APPOINTMENT AND AUTHORITY

2.01      Appointment of Consultant

The Company appoints the Consultant as a consultant to the Company to provide the Services for the benefit of the Company and the Company authorizes the Consultant to exercise the powers provided under this Agreement. The Consultant accepts this appointment on the terms and conditions herein set forth.



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2.02      Consultant's Employees Not Employees of the Company

The parties agree that none of the employees of the Consultant shall be considered an employee of the Company.

2.03      No Partnership

This Agreement will not be construed as creating a partnership, joint venture or agency relationship between the parties or any other form of legal association which would impose liability upon one party for any act or failure to act by the other party.

                    3. GENERAL OBLIGATIONS OF THE CONSULTANT

3.01      Limitations

The Consultant shall not be entitled to enter into any commitment, contractual or otherwise binding upon, or pledge the credit of, the Company without the express prior written consent of the directors of the Company.

3.02      The Company's Ownership Rights

The Consultant acknowledges and agrees that nothing contained in this Agreement shall be construed as an assignment to the Consultant of any right, title or interest in the Confidential Information or in any other tangible or intangible property of the Company, in respect of which all right, title and interest is expressly reserved by the Company.

                                 4. COMPENSATION

4.01      Compensation

In full and complete consideration for the performance of the Services by the Consultant, the Company shall pay the Consultant consulting fees totalling US$240,000, payable as to US$120,000 on the Effective Date and the balance of US$120,000 on April 1, 2000, subject to such approvals and conditions as may be required by any regulatory authority having jurisdiction.

                                    5. TERM

5.01      Term

This Agreement will take effect on the Effective Date and will continue in full force and effect for one year unless earlier terminated by one of the parties in accordance with this Agreement.

5.02      Termination With Notice

Notwithstanding any other provision of this Agreement, the Company may, in its absolute discretion, at any time upon 48 hour's advance written notice by the Company to the Consultant, terminate this Agreement without cause and on the expiration of the 48 hour notice period this



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Agreement and the Option granted hereunder shall be terminated.  Such notice may expire on any day of the month, but shall not affect the Consultant's entitlement to payment of all consulting fees payable under section 4.01 hereof, and any consulting fees which have not yet been paid or which have not yet become due will be paid on the date of termination.

5.03      Termination Without Notice

The Company may terminate this Agreement immediately and without advance written notice to the Consultant if:

     (a) the Consultant has materially breached its duties under this Agreement and such breach has not been cured within 7 days after receipt of notice thereof; or

     (b) the Consultant has committed a crime or wrongful act which relates directly to the performance of this Agreement.

                                   6. GENERAL

6.01      Notices

Any notice, direction, request or other communication required or contemplated by any provision of this agreement shall be given in writing and shall be given by delivering or faxing same to the Company or the Consultant, as the case may be, at the address for that party first set out above. Any such notice, direction, request or other communication shall be deemed to have been given or made on the date on which it was delivered or, in the case of fax, on the next business day after receipt of transmission. Either party may change its fax number or address for service from time to time by notice in accordance with the foregoing.

6.02      Assignment

This Agreement is not assignable in whole or in part by the Consultant. Any attempt to assign any of the rights, or to delegate any of the duties or obligations of this Agreement is void. Any assignment occurring by operation of law such as on a bankruptcy or amalgamation will be deemed an event of default under this Agreement.

6.03      Waiver

No failure or delay of any party in exercising any power or right under this Agreement will operate as a waiver of such power or right, nor will any single or partial exercise of any such right or power preclude any further or other exercise of such right or power under this Agreement. No modification or waiver of any provision of this Agreement and no consent to any departure by any party from any provision of this Agreement will be effective unless it is in writing. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any party in any circumstances will entitle such party to any other or further notice or demand in similar or other circumstances.



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6.04      Enurement

Subject to the restrictions on transfer contained in this Agreement, this Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.



THE CORPORATE SEAL of                        )
Able Auctions (1991) Ltd. was hereunto       )
affixed in the                               ))
presence of:                                 )
                                             )  c/s
/s/ Abdul Ladha                              )
-----------------------------------------    )
Name:                                        )
Title:                                       )

THE CORPORATE SEAL of                        )
Dexton Technologies Corporation was          )
hereunto affixed in the presence of:         )
                                             )  c/s
/s/ Abdul Ladha                              )
-----------------------------------------    )
Name:                                        )
Title:                                       )



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                                  SCHEDULE "A"


                                  THE SERVICES
                                  ------------

The Consultant covenants and agrees with the Company to provide advisory services to the Company with respect to:

1.   the operation of an auction business;

2.   the operation of an electronic commerce business;

3.   marketing;

4.   negotiation  of  banner  advertising,   URL  link  arrangements  and  other
     value-added relationships;

5.   identifying potential strategic partnerships and other arrangements; and

6.   other related corporate advisory services.